UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08476
The Gabelli Global Multimedia Trust Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Global Multimedia Trust Inc.
Semi-Annual Report
June 30, 2010
To Our Shareholders,
     The Gabelli Global Multimedia Trust’s (the “Fund”) net asset value (“NAV”) total return was (3.7)% during the semi-annual period ended June 30, 2010, compared with returns of (6.6)% and (9.8)% for the Standard & Poor’s (“S&P”) 500 Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively. The total return for the Fund’s publicly traded shares was 2.7% during the first half of the year. For the one year period ended June 30, 2010, the Fund’s NAV total return was 29.0% and the total return for the Fund’s publicly traded shares was 51.0%, compared with returns of 14.4% and 10.2% for the S&P 500 Index and the MSCI World Free Index, respectively. On June 30, 2010, the Fund’s NAV per share was $7.23, while the price of the publicly traded shares closed at $6.62 on the New York Stock Exchange (“NYSE”).
     Enclosed are the financial statements and the investment portfolio as of June 30, 2010.
Comparative Results
Average Annual Returns through June 30, 2010 (a) (Unaudited)

								Since
		Year to						Inception
	Quarter	Date	1 Year	3 Year	5 Year	10 Year	15 Year	(11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	(11.52)%	(3.71)%	28.95%	(19.43)%	(5.04)%	(5.73)%	5.68%	5.88%
Investment Total Return (c)	(8.37)	2.69	50.96	(18.13)	(3.32)	(2.28)	6.10	5.89
S&P 500 Index	(11.41)	(6.64)	14.43	(9.80)	(0.79)	(1.59)	6.24	7.36 (d)
MSCI World Free Index	(12.67)	(9.84)	10.20	(11.46)	0.06	(1.02)	4.67	5.14 (d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2010:

Entertainment	19.9%
Cable	12.9%
Broadcasting	8.8%
Hotels and Gaming	7.9%
Telecommunications: National	7.5%
U.S. Government Obligations	7.2%
Computer Software and Services	5.6%
Satellite	5.0%
Wireless Communications	5.0%
Publishing	4.7%
Telecommunications: Regional	3.8%
Consumer Services	2.0%
Business Services: Advertising	1.6%
Equipment	1.6%
Telecommunications: Long Distance	1.5%
Retail	1.3%
Diversified Industrial	1.1%
Consumer Products	0.7%
Electronics	0.6%
Computer Hardware	0.5%
Business Services	0.3%
Financial Services	0.3%
Food and Beverage	0.2%
Real Estate	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting – May 17, 2010 – Final Results
     The Fund’s Annual Meeting of Shareholders (the “Meeting”) concluded on June 23, 2010 at the Greenwich Library in Greenwich, Connecticut. The certified results of the Meeting were issued by the inspector of elections on July 1, 2010. Common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli and Gregory R. Dube as Directors of the Fund. A total of 7,459,805 votes and 5,510,582 votes were cast in favor of each Director and a total of 279,368 votes and 107,568 votes were withheld for each Director, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Director of the Fund. A total of 757,835 votes were cast in favor of this Director and a total of 23,157 votes were withheld for this Director.
     James P. Conn, Frank J. Fahrenkopf, Jr., Anthony R. Pustorino, Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.
     The Board of Directors would like to express its great appreciation for the expertise and guidance of Dr. Thomas E. Bratter during his long association with the Gabelli Global Multimedia Trust.
Thank you for your participation and your continued support.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 92.8%
	DISTRIBUTION COMPANIES — 56.6%
	Broadcasting — 8.8%
10,000	Asahi Broadcasting Corp.	$42,567	$57,343
58,000	CBS Corp., Cl. A, Voting	690,814	752,260
12,000	CBS Corp., Cl. B, Non-Voting	175,440	155,160
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	34,166
21,000	Cogeco Inc.	414,096	591,799
2,000	Corus Entertainment Inc., Cl. B, New York	5,257	35,200
13,000	Corus Entertainment Inc., Cl. B, Toronto	26,464	229,336
75,000	Discovery Communications Inc., Cl. A†	1,184,834	2,678,250
60,000	Discovery Communications Inc., Cl. C†	544,983	1,855,800
23,300	Fisher Communications Inc.†	930,782	392,372
30,000	Gray Television Inc.†	83,062	72,300
9,000	Grupo Radio Centro SAB de CV, ADR	39,884	60,300
4,550	Lagardere SCA	100,163	143,050
32,000	LIN TV Corp., Cl. A†	135,523	173,120
4,000	M6 Metropole Television SA	35,208	81,711
68,566	Media Prima Berhad	34,965	44,687
4,000	Nippon Television Network Corp.	570,962	553,300
4,650	NRJ Group	22,694	33,833
1,000	NTN Buzztime Inc.†	863	530
500	Radio One Inc., Cl. A†	197	700
3,500	RTL Group SA	134,552	265,017
84,500	Salem Communications Corp., Cl. A†	569,168	313,495
45,000	Sinclair Broadcast Group Inc., Cl. A†	412,837	262,350
25,000	Societe Television Francaise 1	249,649	329,406
50,000	Television Broadcasts Ltd.	187,673	233,084
135,000	Tokyo Broadcasting System Holdings Inc.	2,558,636	1,853,645
258	TV Asahi Corp.	434,628	375,846
240,000	TV Azteca SA de CV, CPO	58,305	126,931
27,000	UTV Media plc	96,517	48,005

		9,787,099	11,752,996

	Business Services — 0.3%
1,000	Convergys Corp.†	17,738	9,810
6,000	Impellam Group plc†	8,600	7,530
8,000	Interactive Data Corp.	52,250	267,040
10,000	Monster Worldwide Inc.†	136,250	116,500

		214,838	400,880

	Cable — 12.9%
16,578	Austar United Communications Ltd.†	16,894	13,257
230,000	Cablevision Systems Corp., Cl. A	1,903,770	5,522,300
38,500	Cogeco Cable Inc.	789,219	1,241,201
30,000	Comcast Corp., Cl. A	476,742	521,100
18,000	Comcast Corp., Cl. A, Special	166,551	295,740
10,000	Mediacom Communications Corp., Cl. A†	85,029	67,200
135,690	Rogers Communications Inc., Cl. B, New York	813,911	4,445,204
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	630,879
40,000	Scripps Networks Interactive Inc., Cl. A	1,704,871	1,613,600
18,000	Shaw Communications Inc., Cl. B, New York	84,642	324,540
78,000	Shaw Communications Inc., Cl. B, Toronto	105,571	1,404,593
22,000	Time Warner Cable Inc.	919,020	1,145,760

		7,214,427	17,225,374

	Consumer Services — 2.0%
4,000	Bowlin Travel Centers Inc.†	3,022	5,240
5,000	Coinstar Inc.†	122,874	214,850
20,000	H&R Block Inc.	258,838	313,800
25,000	IAC/InterActiveCorp.†	598,480	549,250
110,000	Liberty Media Corp. — Interactive, Cl. A†	706,496	1,155,000
2,000	Netflix Inc.†	112,844	217,300
25,000	TiVo Inc.†	241,594	184,500

		2,044,148	2,639,940

	Diversified Industrial — 1.1%
23,000	Bouygues SA	618,320	897,910
18,432	Contax Participacoes SA, ADR	7,571	44,176
20,000	General Electric Co.	264,345	288,400
12,000	Jardine Strategic Holdings Ltd.	241,014	249,840
6,000	Malaysian Resources Corp. Berhad†	20,385	2,891

		1,151,635	1,483,217

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment — 5.3%
2,800	British Sky Broadcasting Group plc, ADR	$50,468	$116,200
20,000	Canal+ Groupe	87,983	125,220
4,005	Chestnut Hill Ventures† (a)	241,092	135,088
280,000	Grupo Televisa SA, ADR	5,455,594	4,874,800
58,000	Madison Square Garden Inc., Cl. A†	417,901	1,140,860
15,000	Naspers Ltd., Cl. N	589,814	507,948
6,000	Regal Entertainment Group, Cl. A	80,555	78,240
20,000	Take-Two Interactive Software Inc.†	179,238	180,000

		7,102,645	7,158,356

	Equipment — 1.6%
11,000	American Tower Corp., Cl. A†	131,710	489,500
2,000	Amphenol Corp., Cl. A	7,794	78,560
70,000	Corning Inc.	552,779	1,130,500
2,000	Furukawa Electric Co. Ltd.	7,419	8,867
20,000	Motorola Inc.†	155,982	130,400
10,000	QUALCOMM Inc.	24,966	328,400

		880,650	2,166,227

	Financial Services — 0.3%
20,298	BCB Holdings Ltd.†	40,659	28,053
20,000	Kinnevik Investment AB, Cl. A	297,398	326,778
3,000	Tree.com Inc.†	23,302	18,960

		361,359	373,791

	Food and Beverage — 0.2%
3,000	Compass Group plc	21,383	22,949
2,994	Pernod-Ricard SA	190,567	234,245

		211,950	257,194

	Real Estate — 0.0%
1,000	Reading International Inc., Cl. B†	8,358	7,180

	Retail — 1.3%
40,000	Best Buy Co. Inc.	1,354,731	1,354,400
18,000	HSN Inc.†	302,931	432,000

		1,657,662	1,786,400

	Satellite — 5.0%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	1,521
174,000	DIRECTV, Cl. A†	2,431,829	5,902,080
28,000	DISH Network Corp., Cl. A	354,924	508,200
8,000	EchoStar Corp., Cl. A†	101,452	152,640
6,000	PT Indosat Tbk, ADR	58,079	162,840
30	SKY Perfect JSAT Holdings Inc.	15,472	10,790

		2,963,311	6,738,071

	Telecommunications: Long Distance — 1.5%
2,000	AT&T Inc.	53,300	48,380
8,000	Brasil Telecom SA, ADR†	229,288	160,640
4,500	Brasil Telecom SA, Cl. C, ADR†	56,773	38,925
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,223,280
5,000	Portugal Telecom SGPS SA	55,566	50,015
87,000	Sprint Nextel Corp.†	529,659	368,880
1,000	Startec Global Communications Corp.† (a)	4,646	2
8,000	Sycamore Networks Inc.	171,818	132,960

		1,430,933	2,023,082

	Telecommunications: National — 7.5%
5,000	China Telecom Corp. Ltd., ADR	126,250	239,600
5,000	China Unicom Hong Kong Ltd., ADR	38,450	66,500
65,000	Deutsche Telekom AG, ADR	841,100	758,550
26,000	Elisa Oyj	229,283	452,113
2,000	Fastweb SpA†	40,107	30,743
3,000	France Telecom SA, ADR	48,120	51,930
3,305	Hellenic Telecommunications Organization SA	39,578	25,057
20,000	Level 3 Communications Inc.†	29,754	21,800
500	Magyar Telekom Telecommunications plc, ADR	9,650	6,790
5,000	Nippon Telegraph & Telephone Corp.	230,089	205,847
3,000	PT Telekomunikasi Indonesia, ADR	12,340	102,690
6,000	Rostelecom, ADR	41,408	129,600
30,000	Swisscom AG, ADR	750,149	1,009,500
6,000	Telecom Argentina SA, ADR	5,820	98,580
400,000	Telecom Italia SpA	1,056,181	445,118
40,000	Telefonica SA, ADR	1,163,875	2,221,200
37,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	102,138	522,070
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: National (Continued)
8,000	Telekom Austria AG	$115,065	$89,366
18,172	TeliaSonera AB	51,070	117,342
2,400	Telstra Corp. Ltd., ADR	30,324	32,856
20,000	tw telecom inc.†	341,155	333,600
58,000	Verizon Communications Inc.	2,125,653	1,625,160
89,000	VimpelCom Ltd., ADR†	118,168	1,440,020

		7,545,727	10,026,032

	Telecommunications: Regional — 3.8%
4,266	Bell Aliant Regional Communications Income Fund	67,481	101,906
2,537	Bell Aliant Regional Communications Income Fund (a)(b)	40,134	60,604
5,000	CenturyLink Inc.	153,850	166,550
71,300	Cincinnati Bell Inc.†	423,950	214,613
17,000	Tele Norte Leste Participacoes SA, ADR	225,789	254,320
60,000	Telephone & Data Systems Inc.	2,339,095	1,823,400
48,000	Telephone & Data Systems Inc., Special	1,862,983	1,273,920
24,000	TELUS Corp.	439,742	905,622
8,000	TELUS Corp., Non-Voting	201,406	289,600

		5,754,430	5,090,535

	Wireless Communications — 5.0%
46,000	America Movil SAB de CV, Cl. L, ADR	340,035	2,185,000
3,468	Clearwire Corp., Cl. A†	25,414	25,247
2,513	Grupo Iusacell SA de CV†	9,492	9,531
240,000	Jasmine International Public Co. Ltd. (a)	5,040	3,483
8,500	Millicom International Cellular SA	647,455	689,095
1,428	Nextwave Wireless Inc.†	924	1,528
900	NTT DoCoMo Inc.	1,400,085	1,369,112
17,790	Orascom Telecom Holding SAE, GDR	107,369	78,276
30,000	Price Communications Corp., Escrow† (a)	0	0
34,000	SK Telecom Co. Ltd., ADR	761,600	500,820
2,500	Tim Participacoes SA, ADR	33,152	67,850
3,000	Turkcell Iletisim Hizmetleri A/S, ADR	45,478	38,940
30,000	United States Cellular Corp.†	1,127,335	1,234,500
13,378	Vivo Participacoes SA, ADR	300,561	346,758
8,000	Vodafone Group plc, ADR	156,665	165,360

		4,960,605	6,715,500

	TOTAL DISTRIBUTION COMPANIES	53,289,777	75,844,775

	COPYRIGHT/CREATIVITY COMPANIES — 36.2%
	Business Services: Advertising — 1.6%
110,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,727,833	954,800
18,000	Harte-Hanks Inc.	132,700	188,100
4,200	Havas SA	20,733	18,654
9,000	JC Decaux SA†	203,772	211,639
2,000	Publicis Groupe	13,971	80,415
99,500	SearchMedia Holdings Ltd.†	589,373	306,460
60,000	The Interpublic Group of Companies Inc.†	466,075	427,800
12,000	Trans-Lux Corp.†	86,745	7,320

		3,241,202	2,195,188

	Computer Hardware — 0.5%
2,500	Apple Inc.†	437,815	628,825

	Computer Software and Services — 5.6%
78,000	Activision Blizzard Inc.	548,947	818,220
21,500	Alibaba.com Ltd.	37,826	43,017
5,000	America Online Latin America Inc., Cl. A† (a)	2,150	10
55,000	eBay Inc.†	1,269,345	1,078,550
90,000	Electronic Arts Inc.†	1,611,271	1,296,000
5,000	Google Inc., Cl. A†	2,152,112	2,224,750
145,000	Yahoo! Inc.†	3,634,555	2,005,350

		9,256,206	7,465,897

	Consumer Products — 0.7%
2,000	Nintendo Co. Ltd.	644,188	596,053
10,000	Nintendo Co. Ltd., ADR	380,489	372,720

		1,024,677	968,773

	Electronics — 0.6%
3,500	IMAX Corp.†	24,453	51,100
30,000	Intel Corp.	704,379	583,500
3,000	Koninklijke Philips Electronics NV	24,682	89,520
6,000	Zoran Corp.†	87,649	57,240

		841,163	781,360

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Entertainment — 14.6%
9,300	Ascent Media Corp., Cl. A†	$239,719	$234,918
20,000	Crown Media Holdings Inc., Cl. A†	81,890	35,200
20,000	DreamWorks Animation SKG Inc., Cl. A†	481,432	571,000
60,000	GMM Grammy Public Co. Ltd.	45,782	26,119
77,843	Liberty Global Inc., Cl. A†	968,833	2,023,139
75,000	Liberty Global Inc., Cl. C†	906,299	1,949,250
75,500	Liberty Media Corp. — Capital, Cl. A†	1,032,649	3,164,205
11,000	Liberty Media Corp. — Starz, Cl. A†	48,653	570,240
5,423	Live Nation Entertainment Inc.†	57,565	56,670
17,000	STV Group plc†	13,537	18,288
2,000	The Walt Disney Co.	49,936	63,000
65,000	Time Warner Inc.	2,073,002	1,879,150
215,000	Universal Entertainment Corp.†	5,044,157	3,973,421
53,000	Viacom Inc., Cl. A	1,117,913	1,889,980
6,000	Viacom Inc., Cl. B	130,536	188,220
140,000	Vivendi	3,029,114	2,878,717
3,000	World Wrestling Entertainment Inc., Cl. A	33,305	46,680

		15,354,322	19,568,197

	Hotels and Gaming — 7.9%
65,000	Boyd Gaming Corp.†	393,974	551,850
86,000	Gaylord Entertainment Co.†	1,953,373	1,899,740
4,200	Greek Organization of Football Prognostics SA	45,444	52,438
71,000	International Game Technology	1,844,463	1,114,700
18,000	Interval Leisure Group Inc.†	349,536	224,100
640,000	Ladbrokes plc	4,148,625	1,216,315
35,000	Las Vegas Sands Corp.†	326,432	774,900
90,000	Melco Crown Entertainment Ltd., ADR†	664,677	336,600
40,000	MGM Resorts International†	167,988	385,600
20,000	Penn National Gaming Inc.†	537,355	462,000
68,000	Pinnacle Entertainment Inc.†	248,758	643,280
6,600	Starwood Hotels & Resorts Worldwide Inc.	141,253	273,438
30,000	Wynn Macau Ltd.†	38,825	49,545
35,000	Wynn Resorts Ltd.	1,227,194	2,669,450

		12,087,897	10,653,956

	Publishing — 4.7%
20,000	Arnoldo Mondadori Editore SpA†	63,827	58,758
75,000	Belo Corp., Cl. A†	416,839	426,750
2,833	Golden Books Family Entertainment Inc.† (a)	0	0
2,000	Idearc Inc.† (a)	204	7
55,000	Il Sole 24 Ore	217,983	94,160
7,142	Independent News & Media plc†	43,768	6,376
800	John Wiley & Sons Inc., Cl. B	5,693	31,040
13,000	Meredith Corp.	413,375	404,690
100,000	Nation Multimedia Group Public Co. Ltd.† (a)	84,677	14,665
220,000	News Corp., Cl. A	2,469,092	2,631,200
40,000	News Corp., Cl. B	396,739	554,000
974,000	Post Publishing Public Co. Ltd. (a)	47,100	133,816
4,000	PRIMEDIA Inc.	4,530	11,720
2,360	Sanoma Oyj	63,150	40,894
1,000	Scholastic Corp.	16,500	24,120
252,671	Singapore Press Holdings Ltd.	742,032	684,359
900	Spir Communication†	36,879	19,436
10,000	Telegraaf Media Groep NV	185,357	163,801
6,000	The E.W. Scripps Co., Cl. A†	35,180	44,580
28,000	The McGraw-Hill Companies Inc.	948,150	787,920
11,091	United Business Media Ltd.	76,608	82,358
3,000	Wolters Kluwer NV	67,969	57,872

		6,335,652	6,272,522

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	48,578,934	48,534,718

	TOTAL COMMON STOCKS	101,868,711	124,379,493

	PREFERRED STOCKS — 0.0%
	Business Services — 0.0%
2,209	Interep National Radio Sales Inc., 4.000% Cv. Pfd., Ser. A† (a)(b)(c)	196,201	0

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	$0	$2
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0
10,244	Media Prima Berhad, expire 12/31/14†	2,145	1,867

		2,145	1,869

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/11†	206,627	47,760

	TOTAL WARRANTS	208,772	49,629

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 7.2%
$9,660,000	U.S. Treasury Bills, 0.051% to 0.223%††, 07/22/10 to 12/02/10	9,656,781	9,657,203

	TOTAL U.S. GOVERNMENT OBLIGATIONS	9,656,781	9,657,203

TOTAL INVESTMENTS — 100.0%		$111,930,465	134,086,325

Other Assets and Liabilities (Net)			(1,087,325)
PREFERRED STOCK (791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK (13,588,953 common shares outstanding)			$98,223,650

NET ASSET VALUE PER COMMON SHARE ($98,223,650 ÷ 13,588,953 shares outstanding)			$7.23

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of fair valued securities amounted to $347,677 or 0.26% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the market value of Rule 144A securities amounted to $60,604 or 0.05% of total investments.

(c)	Illiquid security.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CPO	Ordinary Participation Certificate

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	71.1%	$95,307,269
Europe	10.4	14,002,214
Latin America	7.9	10,661,718
Japan	7.0	9,411,109
Asia/Pacific	3.1	4,117,791
South Africa	0.4	507,948
Africa/Middle East	0.1	78,276

Total Investments	100.0%	$134,086,325

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

Assets:
Investments, at value (cost $111,930,465)	$134,086,325
Foreign currency, at value (cost $6,550)	6,421
Dividends receivable	167,719
Deferred offering expense	87,001
Prepaid expense	2,816

Total Assets	134,350,282

Liabilities:
Payable to custodian	22,001
Payable for investments purchased	46,175
Deferred tax liability (Note 2)	18,068
Distributions payable	9,994
Payable for investment advisory fees	87,563
Payable for accounting fees	7,500
Payable for payroll expenses	4,473
Unrealized depreciation on swap contracts	884,626
Payable for auction agent fees	113,088
Payable for shareholder communications expenses	94,855
Other accrued expenses	62,939

Total Liabilities	1,351,282

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Market, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$98,223,650

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$101,541,100
Accumulated distributions in excess of net investment income	(99,924)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(24,470,772)
Net unrealized appreciation on investments	22,155,860
Net unrealized depreciation on swap contracts	(884,626)
Accumulated deferred taxes	(18,068)
Net unrealized appreciation on foreign currency translations	80

Net Assets	$98,223,650

Net Asset Value per Common Share:
($98,223,650 ÷ 13,588,953 shares outstanding, at $0.001 par value; 196,750,000 shares authorized)	$7.23

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $164,065)	$1,350,090
Interest	8,967

Total Investment Income	1,359,057

Expenses:
Investment advisory fees	715,497
Legal and audit fees	490,411
Shareholder communications expenses	83,028
Directors’ fees	60,682
Custodian fees	31,048
Payroll expenses	27,876
Shareholder services fees	27,874
Accounting fees	22,500
Auction agent fees	18,702
Interest expense	104
Miscellaneous expenses	89,815

Total Expenses	1,567,537

Less:
Advisory fee reduction	(172,448)
Custodian fee credits	(5)

Total Reductions and Credits	(172,453)

Net Expenses	1,395,084

Net Investment Loss	(36,027)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Deferred Taxes, and Foreign Currency:
Net realized gain on investments	1,421,102
Net realized loss on swap contracts	(206,170)
Net realized loss on foreign currency transactions	(2,133)

Net realized gain on investments, swap contracts, and foreign currency transactions	1,212,799

Net change in unrealized depreciation:
on investments	(4,271,928)
on swap contracts	(155,065)
on deferred taxes	(18,068)
on foreign currency translations	(1,849)

Net change in unrealized depreciation on investments, swap contracts, deferred taxes, and foreign currency translations	(4,446,910)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Deferred Taxes, and Foreign Currency Transactions	(3,234,111)

Net Decrease in Net Assets Resulting from Operations	(3,270,138)

Total Distributions to Preferred Shareholders	(608,317)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(3,878,455)

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations:
Net investment income/(loss)	$(36,027)	$746,422
Net realized gain/(loss) on investments, swap contracts, deferred taxes, and foreign currency transactions	1,212,799	(15,050,181)
Net change in unrealized appreciation/depreciation on investments, swap contracts, deferred taxes, and foreign currency translations	(4,446,910)	47,442,852

Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,270,138)	33,139,093

Distributions to Preferred Shareholders:
Net investment income	(60,831)*	(337,017)
Net realized short-term gain	(547,486)*	—
Return of capital	—	(953,169)

Total Distributions to Preferred Shareholders	(608,317)	(1,290,186)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(3,878,455)	31,848,907

Distributions to Common Shareholders:
Net investment income	(27,192)*	—
Net realized short-term gain	(244,729)*	—
Return of capital	(2,447,290)*	—

Total Distributions to Common Shareholders	(2,719,211)	—

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,564,366)	(1,130,743)
Net increase in net assets from repurchase of preferred shares	50	48,003

Net Decrease in Net Assets from Fund Share Transactions	(1,564,316)	(1,082,740)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(8,161,982)	30,766,167
Net Assets Attributable to Common Shareholders:
Beginning of period	106,385,632	75,619,465

End of period (including undistributed net investment income of $0 and $24,126, respectively)	$98,223,650	$106,385,632

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
FINANCIAL HIGHLIGHTS

	Six Months Ended
Selected data for a share	June 30, 2010		Year Ended December 31,
outstanding throughout each period:	(Unaudited)		2009	2008	2007		2006	2005
Operating Performance:
Net asset value, beginning of period	$7.70		$5.40	$14.39	$14.09		$11.77	$12.27

Net investment income/(loss)	(0.00	)(f)	0.05	0.14	0.10		0.29	0.16
Net realized and unrealized gain/(loss) on investments, swap contracts, deferred taxes, and foreign currency transactions	(0.23)		2.33	(8.41)	1.15		2.85	0.09

Total from investment operations	(0.23)		2.38	(8.27)	1.25		3.14	0.25

Distributions to Preferred Shareholders:(a)
Net investment income	(0.01	)*	(0.02)	(0.13)	(0.02)		(0.07)	(0.03)
Net realized gain	(0.04	)*	—	—	(0.18)		(0.12)	(0.13)
Return of capital	—		(0.07)	(0.03)	—		—	—

Total distributions to preferred shareholders	(0.05)		(0.09)	(0.16)	(0.20)		(0.19)	(0.16)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.28)		2.29	(8.43)	1.05		2.95	0.09

Distributions to Common Shareholders:
Net investment income	(0.00	)*(f)	—	—	(0.08)		(0.23)	(0.12)
Net realized gain	(0.02	)*	—	—	(0.67)		(0.40)	(0.48)
Return of capital	(0.18	)*	—	(0.57)	(0.00	)(f)	—	—

Total distributions to common shareholders	(0.20)		—	(0.57)	(0.75)		(0.63)	(0.60)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.01	0.00 (f)	0.00	(f)	0.00 (f)	0.01
Increase in net asset value from repurchase of preferred shares	0.00	(f)	0.00 (f)	0.01	—		—	—
Offering expenses charged to paid-in capital	—		—	—	—		—	(0.00	)(f)

Total fund share transactions	0.01		0.01	0.01	0.00	(f)	0.00 (f)	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$7.23		$7.70	$5.40	$14.39		$14.09	$11.77

NAV total return †	(3.43)%		42.59%	(59.40)%	8.03%		26.65%	1.6%

Market value, end of period	$6.62		$6.63	$4.45	$12.89		$12.27	$10.15

Investment total return ††	2.69%		48.99%	(62.65)%	11.13%		27.89%	0.7%

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended
Selected data for a share	June 30, 2010		Year Ended December 31,
outstanding throughout each period:	(Unaudited)		2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$132,999		$141,164	$122,401	$251,334	$247,412	$214,907
Net assets attributable to common shares, end of period (in 000’s)	$98,224		$106,386	$75,619	$201,506	$197,584	$165,079
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.07	)%(g)	0.88%	1.40%	0.46%	2.17%	1.44%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	2.88	%(g)	2.46%	1.89%	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	2.56	%(g)	2.43%	1.54%	1.62%	1.79%	1.55%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	2.18	%(g)	1.70%	1.40%	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	1.94	%(g)	1.68%	1.14%	1.32%	1.39%	1.20%
Portfolio turnover rate †††	5.6%		9.6%	14.5%	14.5%	9.8%	12.4%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775		$19,778	$24,281	$24,828	$24,828	$24,828
Total shares outstanding (in 000’s)	791		791	971	993	993	993
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$24.88		$23.53	$22.59	$24.14	$24.12	$25.00
Asset coverage per share	$95.61		$101.48	$65.41	$126.10	$124.13	$107.83
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000		$15,000	$22,500	$25,000	$25,000	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$95,613		$101,475	$65,411	$126,101	$124,134	$107,825
Asset Coverage (e)	382%		406%	262%	504%	497%	431%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005, would have been 14.8%, 16.5%, and 14.5%, respectively.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.

(b)	For the six months ended June 30, 2010 and the years ended December 31, 2008, 2007, 2006, and 2005, the effect of custodian fee credits was minimal.

(c)	Based on weekly prices.

(d)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their stock in the auction.

(e)	Asset coverage is calculated by combining all series of preferred stock.

(f)	Amount represents less than $0.005 per share.

(g)	Annualized.
See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization. The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.
     The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 6/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$7,023,268	—	$135,088	$7,158,356
Telecommunications: Long Distance	2,023,080	—	2	2,023,082
Telecommunications: Regional	5,029,931	$60,604	—	5,090,535
Wireless Communications	6,712,017	3,483	0	6,715,500
Other Industries (a)	54,857,302	—	—	54,857,302
Copyright/Creativity Companies
Computer Software and Services	7,465,887	—	10	7,465,897
Publishing	6,124,034	148,481	7	6,272,522
Other Industries (a)	34,796,299	—	—	34,796,299

Total Common Shares	124,031,818	212,568	135,107	124,379,493

Preferred Stocks (a)	—	—	0	0

Warrants:
Broadcasting	1,867	2	—	1,869
Other Industries (a)	47,760	—	—	47,760

Total Warrants	49,627	2	—	49,629

U.S. Government Obligations	—	9,657,203	—	9,657,203

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$124,081,445	$9,869,773	$135,107	$134,086,325

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(884,626)	$—	$(884,626)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at appreciation/depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	6/30/10	at 6/30/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$135,089	$—	$—	$(1)	$—	$—	$—	$135,088	$(1)
Telecommunications: Long Distance	2	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	—	—	—	—	0	—
Copyright/Creativity Companies
Computer Software and Services	10	—	—	—	—	—	—	10	—
Publishing	0	—	—	—	—	7	—	7	—

Total Common Stocks	135,101	—	—	(1)	—	7	—	135,107	(1)

Preferred Stocks	0	—	—	—	—	—	—	0	—
Warrants	0	—	—	—	—	—	(0)	—	—

TOTAL INVESTMENTS IN SECURITIES	$135,101	$—	$—	$(1)	$—	$7	$(0)	$135,107	$(1)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund’s financial statements and determined that there is no impact as of June 30, 2010.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2010 are as follows:

Notional		Floating Rate*	Termination	Net Unrealized
Amount	Fixed Rate	(rate reset monthly)	Date	Depreciation
$10,000,000	4.32000%	0.35088%	4/04/13	$(884,626)

*	Based on Libor (London Interbank Offered Rate).
Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the period.
As of June 30, 2010, the value of interest rate swap agreements that were held with interest rate risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
For six months ended June 30, 2010, the effect of interest rate swap agreements with interest rate risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Deferred Taxes, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2010, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, there were no open repurchase agreements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2010, refer to the Schedule of Investments.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
     Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.
     Currently, the Fund has a fixed distribution policy. Under the policy, the Fund declares and pays quarterly distributions. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend.
     The tax character of distributions paid during the year ended December 31, 2009 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of net short-term capital gains)	—	$337,017
Return of capital	—	953,169

Total distributions paid	—	$1,290,186

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(18,397,965)
Net unrealized appreciation on investments	19,940,031
Net unrealized depreciation on swap contracts and foreign currency translations	(727,632)
Other temporary differences*	18,492

Total	$832,926

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and swap accrual adjustments.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $18,397,965 which are available to reduce future required distributions of net capital gains to shareholders. $5,028,023 of the loss carryforward is available through 2016; and $13,369,942 is available through 2017.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$115,360,611	$40,284,115	$(21,558,401)	$18,725,714
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2010, the Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Preferred Stock assets were reduced by $172,448.
     During six months ended June 30, 2010, the Fund paid brokerage commissions on security trades of $19,094 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2010 the Fund paid or accrued $27,876 in payroll expenses in the Statement of Operations.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $7,401,310 and $9,781,697, respectively.
5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2010, the Fund repurchased and retired 221,800 shares of common stock in the open market at a cost of $1,564,366 and an average discount of approximately 12.30% from its NAV.
     Transactions in common stock were as follows:

Six Months Ended
	June 30, 2010		Year Ended
	(Unaudited)		December 31, 2009
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(221,800)	$(1,564,366)	(183,400)	$(1,130,743)
     The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2010, the Fund repurchased and retired 101 shares of Series B Stock in the open market at a cost of $2,475, and an average discount of approximately 1.98% from its liquidation preference. At the times the Fund repurchased its Series B Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series B Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $1. At June 30, 2010, 791,014 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $9,888.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Stock ranged from 0.105% to 0.420% for the six months ended June 30, 2010. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the six months ended June 30, 2010. At June 30, 2010, 600 shares of Series C Stock were outstanding with an annualized dividend rate of 0.255% per share and accrued dividends amounted to $106.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
     The Fund filed a $200,000,000 shelf registration with the SEC that was effective June 12, 2008, enabling the Fund to offer additional preferred shares.
6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In an administrative order that was entered in connection with the settlement, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws. The SEC’s order also noted the cooperation that the Investment Adviser gave the staff of the SEC. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims, finding that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court, in response to a motion by the SEC, subsequently dismissed the remaining remedy without prejudice against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
     On February 22, 2010, the Board of Directors of GAMCO Investors, Inc. announced the addition of Christopher J. Marangi to the investment team of the Fund. Mr. Marangi joins Mario J. Gabelli and Lawrence J. Haverty.
     Mr. Marangi joined Gabelli as an analyst in 2003 and currently leads the digital research team covering the global media and telecommunications industries. Mr. Marangi has appeared on Bloomberg television and radio and is frequently cited by publications including, the Wall Street Journal, Barron’s, Broadcasting & Cable, and Hollywood Reporter. He has been the Associate Portfolio Manager of the Gabelli Value Fund since 2006. Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then an Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds an MBA from Columbia University Graduate School of Business.
9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Global Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Management Agreement (the “Management Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.
More specifically, at a meeting held on May 19, 2010, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Management Agreement.
1. Nature, Extent, and Quality of Services.
The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.
2. Investment Performance of the Fund and Adviser.
The Independent Board Members considered investment performance for the Fund over various periods of time as compared to the performance of such Fund’s Lipper peer group. While the Fund had underperformed relative to its peer group over various time periods, the Independent Board Members noted the improvement during the most recently completed nine months. In addition, they noted several factors that may have contributed to the past underperformance and which may not have affected many peer funds, including (1) that the Fund is a non-diversified fund with larger exposure to certain issuers; (2) that the Fund tends to have low turnover, holding positions for longer periods; and (3) that the Fund’s investments had focused on the entertainment and media sectors, which underperformed certain other sectors. Encouraged by the more recent Fund performance, the Independent Board Members concluded that the Adviser was delivering acceptable performance results.
3. Costs of Services and Profits Realized by the Adviser.
(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category. They noted that, while the management fees are at the higher end relative to peer firms, the Fund’s other expenses are below the group average. The independent Board Members also considered the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement is much more extensive than those under the advisory agreements for non-fund clients.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. With regard to the Adviser, that information was presented (i) assuming the Fund was part of the Gabelli/GAMCO fund complex and (ii) assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level, particularly in light of the high quality of the services being provided to the Fund.
4. Extent of Economies of Scale as Fund Grows.
The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale.
5. Whether Fee Levels Reflect Economies of Scale.
The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.
6. Other Relevant Considerations.
(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.
(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.
Conclusions. In considering the Agreement, the Independent Board Members did not identify any factor as all important or all controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Global Multimedia Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940–3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center, Rye, NY 10580-1422

Directors
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Gregory R. Dube
Managing Member, Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus, Pace University

Werner J. Roeder, MD
Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers*
Bruce N. Alpert
President

Carter W. Austin
Vice President & Ombudsman

Joseph H. Egan
Acting Treasurer

Peter D. Goldstein
Chief Compliance Officer & Acting Secretary

Laurissa M. Martire
Vice President

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
State Street Bank and Trust Company

Counsel
Willkie Farr & Gallagher LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.

Stock Exchange Listing

		6.00%
	Common	Preferred
NYSE-Symbol:	GGT	GGT PrB
Shares Outstanding:	13,588,953	791,014

*	Agnes Mullady, Treasurer and Secretary, is on a leave of absence.
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Semi Annual Report June 30, 2010 GGT Q2/2010

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable.

(b)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
On February 22, 2010, Christopher J. Marangi was added to the investment team of the Fund. Mr. Marangi joins Mario J. Gabelli and Lawrence J. Haverty.
Christopher J. Marangi, Senior Vice President. Mr. Marangi joined Gabelli as an analyst in 2003 and currently leads the digital research team covering the global media and telecommunications industries. He has been the Associate Portfolio Manager of the Gabelli Value Fund since 2006. Prior to joining the firm, Mr. Marangi was an investment banking analyst at J.P. Morgan & Co., and then as Associate at Wellspring Capital Management, a private equity firm. He graduated magna cum laude and Phi Beta Kappa from Williams College and holds and MBA from Columbia University Graduate School of Business.
(b)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member
Information provided as of June 30, 2010
The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.
Excludes Gabelli Global Media Trust (GGT)

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts	Total	is Based on	is Based on
Manager	Accounts	Managed	Assets	Performance	Performance
Christopher J. Marangi	Registered Investment Companies:	1	453.4K	0	0

	Other Pooled Investment Vehicles:	0	0	0	0

Three Gabelli & Co. Accounts	Other Accounts:	3	383.8K	0	0
POTENTIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.
PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.
(a)(4) Disclosure of Securities Ownership
Christopher J. Marangi owned $0 of shares of the Trust as of June 30, 2010.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 01/01/10 through	Common — 59,000	Common — $6.6905	Common — 59,000	Common — 13,810,753 - 59,000 = 13,751,753
01/31/10	Preferred Series B — 101	Preferred Series B — $24.51	Preferred Series B — 101	Preferred Series B — 791,014

Month #2 02/01/10 through	Common — 52,900	Common — $6.3958	Common — 52,900	Common — 13,751,753 - 52,900 = 13,698,853
02/28/10	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — 791,014

Month #3 03/01/10 through	Common — 37,900	Common — $7.3714	Common — 37,900	Common — 13,698,853 - 37,900 = 13,660,953
03/31/10	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — 791,014

Month #4 04/01/10 through	Common — 58,400	Common — $7.7500	Common — 58,400	Common — 13,660,953 - 58,400 = 13,602,553
04/30/10	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — 791,014

Month #5 05/01/10 through	Common — 1,000	Common — $6.8800	Common — 1,000	Common — 13,602,553 - 1,000 = 13,601,553
05/31/10	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — 791,014

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #6 06/01/10 through	Common — 12,600	Common — $7.1400	Common — 12,600	Common — 13,601,553 - 12,600 = 13,588,953
06/30/10	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — N/A	Preferred Series B — 791,014

Total	Common — 221,800	Common — $7.0540	Common — 221,800	N/A
	Preferred Series B — 101	Preferred Series B — $24.51	Preferred Series B — 101
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.
On January 15, 2010, the Board of Directors of The Gabelli Global Multimedia Trust Inc. (the “Fund”) approved and adopted an amendment (the “Amendment”) to the Amended and Restated By-Laws of the Fund. The Amendment was effective as of January 15, 2010. The Amendment sets forth the processes and procedures that stockholders of the Fund must follow, and specifies additional information that stockholders of the Fund must provide, when proposing director nominations at any annual or special meeting of stockholders or other business to be considered at an annual meeting of stockholders.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		The Gabelli Global Multimedia Trust Inc.

By	(Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	9/1/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date	9/1/10

By	(Signature and Title)*	/s/ Joseph H. Egan Joseph H. Egan, Principal Financial Officer

Date	9/1/10

* Print the name and title of each signing officer under his or her signature.